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                                                                    EXHIBIT 10.6


THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED OR EXERCISED UNLESS AND UNTIL SUCH WARRANT AND/OR SHARES OF COMMON STOCK ARE REGISTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED. THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SECTIONS 4 AND 9 OF THIS WARRANT.

Warrant No. LT003                                      Number of Shares: 750,000
                                                         (subject to adjustment)
Date of Issuance: March 28, 2002


                               GENERAL MAGIC, INC.

                          Common Stock Purchase Warrant

                           (Void after March 27, 2005)

General Magic, Inc., a Delaware corporation (the "Company"), for value received, hereby certifies that InterVoice-Brite, Inc., a Texas corporation, or its registered assigns (the "Registered Holder"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, at any time or from time to time on or before 5:00 p.m. (Eastern time) on March 27, 2005, Seven Hundred Fifty Thousand (750,000) shares of Common Stock of the Company at a purchase price of $0.26 per share (closing price on the date of issue). The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

1.  EXERCISE.

        (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as
Exhibit I duly executed by the Registered Holder or by the Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

        (b) The Registered Holder may, at its option, elect to pay some or all of the Purchase Price payable upon an exercise of this Warrant by canceling all or

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a portion of this Warrant. If the Registered Holder wishes to exercise this
Warrant by this method, the number of Warrant Shares purchasable (which shall in no event exceed the total number of Warrant Shares purchasable under this Warrant as set forth above), subject to adjustment under Section 2 of this Warrant) shall be determined as follows:

               X=Y[(A-B)/A]; where

X= the number of Warrant Shares to be issued to the Holder.

Y= the number of Warrant Shares with respect to which this Warrant is being exercised.

A= the Fair Market Value of one share of Common Stock.

B= the Purchase Price of one share of Common Stock.

        The Fair Market Value per share of Common Stock shall be determined as follows:

               (i) If the Common Stock is listed on a national securities exchange, the Nasdaq National Market, the Nasdaq Small Cap Market or another nationally recognized trading system (including, without limitation, the OTC Bulletin Board and, if the average daily trading volume for the preceding 10 days has been at least 100,000 shares, the Pink Sheets) as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the closing prices of the Common Stock of the Company on such exchange or market over the 5 business days ending immediately prior to the Exercise Date.

               (ii) If the Common Stock is not listed on a national securities exchange, the Nasdaq National Market, the Nasdaq Small Cap Market, or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors to represent the fair market value per share of the Common Stock; if the Board of Directors has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Board of Directors shall make a determination of the Fair Market Value per share of the Common Stock within 15 days of a request by the Registered Holder that it do so, and (B) the exercise of this Warrant pursuant to this subsection 1(b) shall be delayed until such determination is made.

        (c) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above accompanied by payment in full of the Purchase Price (the "Exercise Date"). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection


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1(d) below shall be deemed to have become the holder or holders of record of the
Warrant Shares represented by such certificates.

        (d) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 5 business days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

               (i) a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise; provided, however, that the Company may deliver such shares electronically to an account specified by such Registered Holder through The Depository Trust Company DWAC system; and

               (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of remaining Warrant Shares.

2.  ADJUSTMENTS.

        (a) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date on which this Warrant was first issued (the "Original Issue Date") effect a subdivision of the outstanding Common Stock or issue a stock dividend in respect of the Company's Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.


        (b) Adjustment in Number of Warrant Shares. When any adjustment is required to be made in the Purchase Price pursuant to subsection 2(a), the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

        (c) Mergers or Reorganizations, etc. If there shall occur any reorganization, recapitalization, consolidation or merger involving the Company in which the Company is not the acquiring or surviving entity in such transaction, then this Warrant shall be deemed to be exercised immediately prior to such reorganization, recapitalization, consolidation or merger, and the holder of this Warrant shall, upon payment of the then applicable Exercise Price, be entitled to


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

receive the same consideration for each Warrant Share then issuable upon exercise of this Warrant as the holders of the Company's Common Stock receive in connection with such reorganization, recapitalization, consolidation or merger.

        (d) Certificate as to Adjustments. The Company shall, upon the written request at any time of the Registered Holder, furnish or cause to be furnished to the Registered Holder a certificate setting forth (i) the Purchase Price then in effect and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

3. FRACTIONAL SHARES. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares.

4. REQUIREMENTS FOR TRANSFER.

        (a) This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Act"), (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act, or (iii) they are sold or transferred in compliance with the provisions of Rule 144 under the Act.

        (b) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

        "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act or if an effective registration statement is then in effect permitting the resale of the Warrant Shares.

        (c) The Registered Holder shall have "piggyback" registration rights to have the Warrant Shares (but not the Warrants) registered for resale on any registration statement or registration statements which the Company files for any purpose on a form available for such registration, after the Original Issue Date. Such registration shall be subject to customary obligations by the Registered Holder to provide information to the Company required to be included in the registration statement. Prior to filing any registration statement, the Company will provide Registered Holder with not less than 15 days prior written notice within which the Registered Holder may elect to exercise piggyback rights. The


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

registration statement will include customary indemnification provisions by the Company and the Registered Holder. Company will pay all costs of such registration except that Registered Holder will pay any underwriting discounts or commissions and the fees of any counsel, accountants or other advisors retained by the Registered Holder.

5. NOTICES OF RECORD DATE, ETC. In the event:

        (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity and its Common Stock is not converted into or exchanged for any other securities or property), or any transfer of all or substantially all of the assets of the Company; or

        (b) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is expected to take place, and the time, if any is expected to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten days prior to the record date or effective date for the event specified in such notice.

6. RESERVATION OF STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares as from time to time shall be issuable upon the exercise of this Warrant. All Warrant Shares will be, when issued following exercise upon the terms and conditions set forth in this Warrant, fully paid, validly issued, non-assessable and free from preemptive rights.

7. EXCHANGE OF WARRANTS. Upon the surrender by the Registered Holder, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered


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

Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock then issuable upon exercise of this Warrant.

8. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

9. TRANSFERS, ETC.

        (a) The Company will maintain a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

        (b) Subject to the provisions of Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company.

        (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

10. REPRESENTATIONS OF THE REGISTERED HOLDER. The Registered Holder of this Warrant represents and warrants to the Company as follows:

        (a) Investment. The Registered Holder is acquiring this Warrant and the Warrant Shares issuable upon the exercise of this Warrant, for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same, except as otherwise may be permitted under applicable securities laws.

        (b) Authority. The Registered Holder has full power and authority to enter into and to perform this Warrant in accordance with its terms. The Registered Holder has not been organized specifically for the purpose of investing in the Company.

        (c) Accredited Investor. The Registered Holder is an Accredited Investor within the definition set forth in Rule 501(a) promulgated under the Act.


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

        (d) Investigation; Economic Risk. The Registered Holder has had such opportunity as such Registered Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Registered Holder to evaluate the merits and risks of its investment in the company. The Registered Holder is able to bear the economic risk of holding this Warrant or Warrant Shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period.

        (e) Registration. The Registered Holder understands that the shares of stock acquired pursuant to the exercise of this Warrant or acquired upon conversion thereof will not be registered under the Act (except as may be required pursuant to the piggyback registration rights granted to the Registered Holder herein) and will be "restricted securities" within the meaning of Rule 144 under the Act and that the exemption from registration under Rule 144 will not be available for at least one year from the date of exercise of this Warrant, subject to the availability of tacking for any cashless exercise of this Warrant and any special treatment by the SEC for exercise of this Warrant.

11. MAILING OF NOTICES, ETC. All notices and other communications from the Company to the Registered Holder shall be delivered by first-class certified or registered mail, postage prepaid, to the address last furnished to the Company in writing by the Registered Holder or by facsimile or electronic transmission (including email transmission) with confirmation of delivery, to the facsimile number or electronic address last furnished to the Company in writing by the Registered Holder. All notices and other communications from the Registered Holder or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal office set forth below or by facsimile or electronic transmission to the attention of the General Counsel of the Company (including email transmission) to the last facsimile number or electronic address for the General Counsel furnished to the Registered Holder in writing by the Company. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

12. NO RIGHTS AS STOCKHOLDER. Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company. Notwithstanding the foregoing, in the event (i) the Company effects a split of the Common Stock by means of a stock dividend and the Purchase Price of and the number of Warrant Shares are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), and (ii) the Registered Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Registered Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.


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13. CHANGE OR WAIVER. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

14. SECTION HEADINGS. The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.




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

15. GOVERNING LAW. This Warrant will be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

EXECUTED as of the Date of Issuance indicated above.

                                        GENERAL MAGIC, INC.

                                        By: /s/ DAVID H. RUSSIAN
                                            ------------------------------------
                                            David H. Russian
                                            Chief Financial Officer
ATTEST:

/s/ K.M. LAYTON
-------------------------



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

EXHIBIT I

PURCHASE FORM

To:_________________                                          Dated:____________


The undersigned, pursuant to the provisions set forth in the attached Warrant (No. LT003), hereby irrevocably elects to purchase (check applicable box):

        0  _____ shares of the Common Stock covered by such Warrant; or

        0 the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 1(b).

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $________. Such payment takes the form of (check applicable box or boxes):

        0  $______ in lawful money of the United States; and/or

        0 the cancellation of such portion of the attached Warrant as is exercisable for a total of _____ Warrant Shares (using a Fair Market Value of $_____ per share for purposes of this calculation); and/or

        0 the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in
           Section 1(b).

                                        Signature:_________________________

                                        Address:___________________________

                                                ___________________________

                                        DWAC
                                        Instructions:______________________

                                                     ______________________

                                                     ______________________



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EXHIBIT II

ASSIGNMENT FORM

FOR VALUE RECEIVED, ________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. ____) with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee                  Address                         No. of Shares




Dated:_____________________

Signature:________________________________

Signature Guaranteed:

By: _______________________


The signature should be guaranteed
by an eligible guarantor
institution (banks, stockbrokers,
savings and loan associations and
credit unions with membership in an
approved signature guarantee
medallion program) pursuant to
Rule 17Ad-15 under the Securities
Exchange Act of 1934.



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